UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 20, 2011

EMMIS COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-23264	35-1542018
(Commission File Number)	(IRS Employer Identification No.)

ONE EMMIS PLAZA, 40 MONUMENT CIRCLE, SUITE 700, INDIANAPOLIS, INDIANA	46204
(Address of Principal Executive Offices)	(Zip Code)

317-266-0100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K (the “Original 8-K”) filed by Emmis Communications Corporation (“Emmis”) with the U.S. Securities and Exchange Commission on June 21, 2011.

The purpose of this Amendment No. 1 is to provide copies of the material agreements entered into in connection with the transactions discussed in the Original Form 8-K and to include additional disclosure under Item 2.05 of Form 8-K.

Item 2.05                      Costs Associated with Exit or Disposal Activities.

In connection with the sale of WKQX, WLUP and WRXP, Emmis has provided a list of employees for each of these stations to LMA Merlin and LMA Merlin has the option of hiring any of these employees.  For employees not offered employment by LMA Merlin, Emmis will pay severance to those employees.  Further, if a current employee of one of these stations is offered employment by LMA Merlin, accepts the employment offer, but is subsequently terminated by LMA Merlin within 90 days, Emmis will pay severance to those employees.  Because the number of employees to which Emmis will be required to pay severance is currently unknown, Emmis cannot estimate its severance obligation at this time.  However, Emmis believes the maximum amount of severance it would pay, assuming it paid severance to all affected employees, would be approximately $3 million.

As discussed in Item 1.01 of the Original 8-K, Emmis estimates that it could incur approximately $10 million of expenses in connection with the sale, inclusive of the severance discussed above.  The remaining expenses principally consist of state and local taxes (estimated to be $3 million), debt redemption premiums (estimated to be $2 million), and professional fees (estimated to be $2 million).

Item 9.01                 Financial Statements and Exhibits

  (d) Exhibits.

Exhibit                      Description

2.1
Purchase Agreement, dated as of June 20, 2011, by and among GTCR Merlin Holdings, LLC, Benjamin L. Homel, Emmis Operating Company, Emmis Radio, LLC, Emmis Radio License, LLC, Emmis Radio Holding Corporation and Emmis Radio Holding II Corporation.

The following exhibits and schedules to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Emmis will furnish copies of the omitted exhibits and schedules to the Commission upon request.

•	Exhibit B (Form of Professional Services Agreement)
•	Exhibit C (Form of Transition Services Agreement)
•	Exhibit D (Executed ECC Guarantee)
•	Exhibit E (Form of Senior Secured Note)
•	Exhibit 7.3(vii) (Form of Assignment for Merchandise Mart Lease)
•	Exhibit 7.3(viii) (Form of Assignment for WKQX Hancock Lease)
•	Exhibit 7.3(ix) (Form of Assignment for WLUP Hancock Lease)
•	Exhibit 7.3(x) (Terms of Hudson Sublease)
•	Exhibit 7.3(xi) (Form of Assignment for Empire State Lease).

2.2	Exhibit A to the Purchase Agreement: Form of Second Amended and Restated Limited Liability Company Agreement of Merlin Media.

The following exhibits and schedules to Exhibit A to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Emmis will furnish copies of the omitted exhibits and schedules to the Commission upon request.

•	Schedule A (Capitalization)
•	Schedule B (Book Value)
•	Schedule C (Certain Definitions)
•	Schedule D (Consent of Spouse)
•	Schedule 3.3(c) (Additional Capital Contribution Election)

2.3
Contribution Agreement, dated as of June 20, 2011, by and among Emmis Operating Company, Emmis Radio, LLC, Emmis Radio License, LLC, Emmis Radio Holding Corporation, Emmis Radio Holding II Corporation and Merlin Media, LLC.

The following exhibits and schedules to the Contribution Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Emmis will furnish copies of the omitted exhibits and schedules to the Commission upon request.

•	Schedule 1.2(a)(i) (FCC Licenses)
•	Schedule 1.2(a)(ii) (Permits)
•	Schedule 1.2(b) (Leased Real Property)
•	Schedule 1.2(c) (Personal Property)
•	Schedule 1.2(d) (Assumed Contracts)
•	Schedule 1.2(e) (Station Intellectual Property)

•	Schedule 1.2(h) (Certain Included Assets)
•	Schedule 1.3(j) (Other Excluded Assets)
•	Schedule 11.1(a) (Permitted Liens)
•	Exhibit A (Restructuring and Contribution Agreement)
•	Exhibit B (Initial LLC Agreement)
•	Exhibit C (Form of First Amended and Restated Merlin LLC Agreement)
•	Exhibit 7.2(d)(i) (Form of FCC License Assignment 1)
•	Exhibit 7.2(d)(ii) (Form of Bill of Sale and Assumption Agreement)
•	Exhibit 7.2(d)(iv) (Form of Registration Rights Agreement)
•	Exhibit 7.2(a)(i) (Form of FCC License Assignment 2).
•	Annex A (Contributor Units to be Issued at Closing).

10.1	Local Programming and Marketing Agreement, dated as of June 20, 2011, by and among Emmis Radio, LLC, Emmis Radio License, LLC, Merlin Media, LLC and LMA Merlin Media, LLC.

10.2	Guarantee of Emmis Communications Corporation, dated June 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 24, 2011

EMMIS COMMUNICATIONS CORPORATION

By:	/s/ J. Scott Enright
Name: J. Scott Enright
Title: Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit                      Description

2.1
Purchase Agreement, dated as of June 20, 2011, by and among GTCR Merlin Holdings, LLC, Benjamin L. Homel, Emmis Operating Company, Emmis Radio, LLC, Emmis Radio License, LLC, Emmis Radio Holding Corporation and Emmis Radio Holding II Corporation.

The following exhibits and schedules to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Emmis will furnish copies of the omitted exhibits and schedules to the Commission upon request.

•	Exhibit B (Form of Professional Services Agreement)
•	Exhibit C (Form of Transition Services Agreement)
•	Exhibit D (Executed ECC Guarantee)
•	Exhibit E (Form of Senior Secured Note)
•	Exhibit 7.3(vii) (Form of Assignment for Merchandise Mart Lease)
•	Exhibit 7.3(viii) (Form of Assignment for WKQX Hancock Lease)
•	Exhibit 7.3(ix) (Form of Assignment for WLUP Hancock Lease)
•	Exhibit 7.3(x) (Terms of Hudson Sublease)
•	Exhibit 7.3(xi) (Form of Assignment for Empire State Lease).

2.2	Exhibit A to the Purchase Agreement: Form of Second Amended and Restated Limited Liability Company Agreement of Merlin Media.

The following exhibits and schedules to Exhibit A to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Emmis will furnish copies of the omitted exhibits and schedules to the Commission upon request.

•	Schedule A (Capitalization)
•	Schedule B (Book Value)
•	Schedule C (Certain Definitions)
•	Schedule D (Consent of Spouse)
•	Schedule 3.3(c) (Additional Capital Contribution Election)

2.3
Contribution Agreement, dated as of June 20, 2011, by and among Emmis Operating Company, Emmis Radio, LLC, Emmis Radio License, LLC, Emmis Radio Holding Corporation, Emmis Radio Holding II Corporation and Merlin Media, LLC.

The following exhibits and schedules to the Contribution Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Emmis will furnish copies of the omitted exhibits and schedules to the Commission upon request.

•	Schedule 1.2(a)(i) (FCC Licenses)
•	Schedule 1.2(a)(ii) (Permits)
•	Schedule 1.2(b) (Leased Real Property)
•	Schedule 1.2(c) (Personal Property)
•	Schedule 1.2(d) (Assumed Contracts)
•	Schedule 1.2(e) (Station Intellectual Property)
•	Schedule 1.2(h) (Certain Included Assets)
•	Schedule 1.3(j) (Other Excluded Assets)
•	Schedule 11.1(a) (Permitted Liens)
•	Exhibit A (Restructuring and Contribution Agreement)
•	Exhibit B (Initial LLC Agreement)
•	Exhibit C (Form of First Amended and Restated Merlin LLC Agreement)
•	Exhibit 7.2(d)(i) (Form of FCC License Assignment 1)
•	Exhibit 7.2(d)(ii) (Form of Bill of Sale and Assumption Agreement)
•	Exhibit 7.2(d)(iv) (Form of Registration Rights Agreement)
•	Exhibit 7.2(a)(i) (Form of FCC License Assignment 2).
•	Annex A (Contributor Units to be Issued at Closing).

10.1	Local Programming and Marketing Agreement, dated as of June 20, 2011, by and among Emmis Radio, LLC, Emmis Radio License, LLC, Merlin Media, LLC and LMA Merlin Media, LLC.

10.2	Guarantee of Emmis Communications Corporation, dated June 20, 2011.